Exhibit 99.1

GrowingTomorrow’s Biologics CORPORATE PRESENTATION October 2022 Tom Isett, Chairman & CEO © 2022 iBio, Inc. All Rights Reserved.

2 Forward-Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, including IBIO-101, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to maintain its license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its NYSE American listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

3 iBio: A Biopharmaceutical Discovery & Development Company Proprietary Pipeline FastPharming® Manufacturing Platform Proprietary plant-based protein expression system Focused on Immuno-Oncology Patented AI-Driven Discovery Engine Identification and engineering of hard-to-target epitopes GlycaneeringSM Technology Advanced recombinant protein engineering Development & Manufacturing Services Delivering speed, scalability, and sustainability

Platforms

5

Unique Solutions for Some of the Industry's Biggest Problems

Biopharmaceutical Development Challenges

1

Program Failures

Only ~5 in 5,000 drug concepts reach the clinic

2

Time / Cost

>1 year & ~$3-7M for scalable bioprocess & Ph1 material[1]

3

Biomanufacturing

Drug industry is 55% more emissions intensive than the auto industry[2]

Our Solutions

iBio SOLUTIONS

- Discovery Engine
- FastPharming®
- *Glycaneering™*
- Dev/Mfg Services

iBio

[1]iBio estimates; [2]Belkhir, L., et. al. (2018) "Carbon footprint of the global pharmaceutical industry and relative impact of its major players". J Cleaner Production 214:185-194

6 RubrYc AI-Powered Discovery Target" Binding Sites Engine: Drug Discovery for ”Hard-to-The Problems Our Solutions RubrYc® Discovery Engine* Subdominant Epitopes Sites often missed with standard screening Conformational Epitopes Binding sites spread across amino acid chains Better Antibody Designs à Fewer Failures *Patent Pending COOH Antibody Design for Subdominant or Conformational Epitopes

7 End-to-End Computational Biology System for Enhanced Identification & Engineering of Large-Molecule Drug Candidates Engineered Epitope Optimize with StableHuTM AI Engine Human Optimized mAb Lead Pool Epitope Antibody Hits On-Epitope Clinical Candidate Targeting Engine RubrYcHuTM Library 1 2 3 Epitope-specific mAb panels are rapidly processed through screening funnels 4 AI-powered sequence optimization to improve performance 5 AI-generated human Optimized Leads are evaluated and ranked in translational disease models AI-powered precision library, free of sequence liabilities, provides a targeting of confirmational & sub-dominant epitopes unique pool of mAbs

8 FastPharming: Green Protein Expression System 1 130,000 sf Facility 2 3 4 5 Seeding & Growth Bacterial Infiltration (Transient Transfection) Protein Production Harvesting Purification & Vialing Gene Cloning Mobilization

9

The Speed & Scalability of *FastPharming* Potentially Enables a Faster, More Efficient Path to the Clinic


Candidate Generation
Master Cell Bank (Bacterial)
Drug Substance Manufacture
Master Cell Bank (Mammalian)
Drug Substance Manufacture
FastPharming®
Mammalian Cell Culture
3 months
~12+ months

FastPharming® brings the capability to avoid the significant cost and time associated with selecting, developing & banking mammalian cell lines

iBio

Time to Drug Substance may vary and does not include product-specific process and assay development work.
Mammalian cell culture timelines shown are for illustrative purposes only based upon competitive data from publicly available sources. Actual timelines may vary.

10

iBio Platforms Potentially Enable More Promising Candidates to Reach the Clinic, Faster

Current Drug Development Challenge


~5,000 – 10,000
COMPOUNDS
5
DRUG DISCOVERY
PRECLINICAL
CLINICAL TRIAL
3-6
years

Industry Benchmarks to Reach IND[1]		
Success Rate	Time	Cost
<5 in 5,000	>3 Years	>$20M

RubrYc Discovery Engine

+

FastPharming®

+

Glycaneering™ Technology


Effector Cell
FcγRIII
Glycan Engineering
Stronger ADCC


80
40
0
Glycaneered Rituximab
~4x
ADCC ACTIVITY (%)
[1.6ng/ml]
Standard

Increased Potency with **Glycaneering**

[1]https://www.researchgate.net/publication/265288848_The_Global_Biomedical_Industry_Preserving_US_Leadership

iBio

11 Reducing Single-Use Plastic Disposables in Upstream Processing The FastPharming Bioreactor uses all-natural raw materials >85% of pre-commercial bioprocesses involve VS single-use plastic disposables1 Seeds Stone Wool Purified Water 117th Annual Report and Summary of Biopharmaceutical Manufacturing Capacity and Production https://www.biopharma.com/TRENDS.pdf

12

Pipeline Growth Driven by Immuno-Oncology Program

HUMAN HEALTH	PROGRAMS	EARLY DISCOVERY	LATE DISCOVERY	LEAD OPTIMIZATION	IND-ENABLING	CLINICAL
Oncology	IBIO-101	Solid Tumors		RTX-003		
	Endostatin E4	Solid Tumors				
	Target 3	Immuno-Oncology				
	Target 4	Immuno-Oncology				
	Target 5	Immuno-Oncology				
	Target 6	Immuno-Oncology*				
	Target 7	Immuno-Oncology*				
	Target 8	Immuno-Oncology*				
	Target 9	Immuno-Oncology*				
Autoimmune	PD-1	Autoimmune Diseases*				
Fibrotic Diseases	IBIO-100	Systemic Scleroderma				
		Idiopathic Pulmonary Fibrosis				

ANIMAL HEALTH	PROGRAMS	POC	PRE-CLINICAL	CLINICAL DEV	PRODUCT REGISTRATION
Infectious Disease	IBIO-400	Classical Swine Fever Vaccine			

iBio

Developed using the RubrYc Discovery Engine

Immuno-Oncology

14

Deploying AI-based Target ID/Engineering & *Glycaneering* to Create More, Higher-Quality, Anti-Cancer Candidates

1. More shots-on-goal, sooner
2. Identifying failures earlier, saving costs
3. Accelerating development timelines

*As programs advance, additional opportunities to partner molecules and supply with **FastPharming** Services*


iBio Discovery &
Dev Approach
FastPharming® Pipeline
AI Discovery Platform
Drug Discovery
Preclinical
Clinical
1
2
3
Glycaneering
Technology
Traditional BioPharma Pipeline

THERAPEUTICS
iBio

15

IBIO-101 (Lead Program) Stimulates Anti-tumor Immunity via anti-CD25 T_{reg} Depletion


IBIO-101
IL-2
JAK
JAK
Treg
Natural Killer Cell
ADCC
Preferential Treg depletion
IL-2 signaling
JAK
JAK
Teff
Proliferation
Tumor

2nd gen IL-2 sparing anti-CD25 antibody electively targets T_{regs} without blocking IL-2 signaling to T_{effs}

Positive IBIO-101/RTX-003 preclinical data are consistent with results from one other non-IL2 blocking anti-CD25 antibody that is now in a Phase I clinical trial[1]

THERAPEUTICS

iBio

[1]Data on file

T_{reg} = Regulatory T Cells; T_{eff} = Effector T Cells; ADCC = Antibody Dependent Cellular Cytotoxicity

16

Characteristics of Plant and CHO Made Molecules are Comparable

CHO MADE MOLECULE

FastPharming®


RTX-003, CHO WT
Response (RU)
120
100
80
60
40
20
0
200
400
600
800
Time (s)


IBIO-101, Plant WT
Response (RU)
200
160
120
80
40
0
200
400
600
800
Time (s)

AFUCOSYLATED
CHO MADE MOLECULE

FastPharming® + Glycaneering™


RTX-003, CHO afucosylated
Response (RU)
120
90
60
30
0
200
400
600
800
Time (s)


IBIO-101, Plant afucosylated
Response (RU)
200
160
120
80
40
0
200
400
600
800
Time (s)

Antibody	k_{on} (M^{-1} s^{-1})	k_{off} (s^{-1})	K_D (nM)	K_D SD (nM)
RTX-003 WT	4.71E+05	1.92E-03	4.10	0.37
RTX-003 afuc	4.99E+05	1.91E-03	3.9	1.03
IBIO-101 WT	4.85E+05	1.96E-03	4.20	0.69
IBIO-101 afuc	4.92E+05	2.07E-03	4.27	1.27

IBIO-101 demonstrates equivalent binding kinetics compared with RTX-003

THERAPEUTICS

iBio

Phan, et al. "Plant-Based Expression and Glyco-Engineering of Novel IL-2 Signaling Permissive Anti-CD25 Antibodies for Effective Treg Depletion in Cancer"

17

FastPharming and CHO Produced Molecules Bind Potently to CD25, Which is Commonly Expressed by T_{reg} Cells


Human
CD25
OD450
2.5
2.0
1.5
1.0
0.5
0.0
0.0001 0.001 0.01 0.1 1 10 100
Ab (ug/mL)
IBIO-101 EC50 = 16.9 ng/mL
RTX-003 EC50 = 15.7 ng/mL
Non-human Primate
CD25
OD450
2.0
1.5
1.0
0.5
0.0
0.0001 0.001 0.01 0.1 1 10 100
Ab (ug/mL)
IBIO-101 EC50 = 41.2 ng/mL
RTX-003 EC50 = 43.8 ng/mL
Mouse
CD25
OD450
2.5
2.0
1.5
1.0
0.5
0.0
0.0001 0.001 0.01 0.1 1 10 100
Ab (ug/mL)
IBIO-101
RTX-003

IBIO-101 and RTX-003 show nearly identical binding to recombinant human and non-human primate CD25, but don't cross react with recombinant mouse CD25 protein

THERAPEUTICS

iBio

Phan, et al. *"Plant-Based Expression and Glyco-Engineering of Novel IL-2 Signaling Permissive Anti-CD25 Antibodies for Effective Treg Depletion in Cancer"*

18

FastPharming and CHO Produced Molecules Bind to CD25-Positive Human Tumor Cells; and Don't Interfere with Important IL-2 Signaling


SUDHL1 Cells
(CD25-positive cancer cells)
MFI
1000
800
600
400
200
0
0.1
1
10
100
1000
10000
Ab (ng/ml)
IBIO-101 EC50 = 178.8 ng/mL
RTX-003 EC50 = 125.9 ng/mL


IL-2 Signaling
(STAT5 activation in IL-2R overexpressing cell line)
pSTAT5+ (Normalized)
100
80
60
40
20
0
0.001
0.01
0.1
1
10
100
1000
IL-2 conc (ng/ml)
IL2 EC50 = 0.11 ng/mL
IBIO-101 EC50 = 0.14 ng/mL
RTX-003 EC50 = 0.14 ng/mL

IBIO-101 and RTX-003 bind to SUDHL1 human lymphoma cells and don't interfere with IL-2 stimulated STAT5 activation

THERAPEUTICS

iBio

Phan, et al. *"Plant-Based Expression and Glyco-Engineering of Novel IL-2 Signaling Permissive Anti-CD25 Antibodies for Effective Treg Depletion in Cancer"*

19

FastPharming and CHO Produced Molecules Have Similar Potency and Efficacy in Cancer Cell Killing Assays


ADCC reporter assay
RLU (Normalized)
300000
250000
200000
150000
100000
50000
0.001 0.01 0.1 1 10 100 1000 10000
Ab (ng/ml)
IBIO-101 EC50 = 11.2 ng/mL
RTX-003 EC50 = 7.2 ng/mL


ADCC human PBMC assay
% Cytotoxicity
45
40
35
30
25
20
15
0.01 0.1 1 10 100 1000 10000
Ab (ng/ml)
IBIO-101 EC50 = 1.57 ng/mL
RTX-003 EC50 = 1.69 ng/mL

Efficacy and potency of IBIO-101 and RTX-003 are comparable in antibody-dependent cellular cytotoxicity assays using a reporter assay or primary human PBMC

THERAPEUTICS

iBio

Phan, et al. "Plant-Based Expression and Glyco-Engineering of Novel IL-2 Signaling Permissive Anti-CD25 Antibodies for Effective Treg Depletion in Cancer"

·I a"10 In Summary

21 Our Leadership Team Brings Drug Development & Bioprocessing Experience Marc Banjak GC Lisa Middlebrook CHRO Robert Lutz, MBA CFBO Martin Brenner, DVM, Ph.D. CSO Tom Isett CEO & Chairman

22 Strong and Growing IP Estate Provides Exclusivity for iBio’s Pipeline Applications Active Applications Issued Patents Patent Protection Includes: • • • • Intellectual property [IP] around iBio’s biopharmaceutical candidates IP related to the Drug Discovery platform (including Notice of Allowance from USPTO) IP related to the FastPharming Protein Expression System Elements of Glycaneering Service for advanced glycosylation controls in plants, including afucosylation for Antibody-Dependent Cellular Cytotoxicity [ADCC] Continuing to Aggressively Defend our IP • Settled iBio v. Fraunhofer USA for $28M in May 2021 10732More (25 U.S.)(9 U.S.)progressing to filing

23 iBio: Leveraging Capabilities Combing platforms to create a biotech company with its own end-to-end discovery capabilities Pipeline of promising immunotherapy candidates, with a focus on immuno-oncology Discovery Pipeline Partnering Leveraging patented platforms for both in-licensing and out-licensing